Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby  consent  to the  incorporation  by  reference  into the  Registration
Statement on Form S-8 our report dated March 6, 1998 with respect to the consolidated financial statements of Alydaar Software Corporation and Subsidiary included in the Annual Report (Form 10-K) for the year ended December 31, 1997.


/s/ Holtz Rubenstein & Co., LLP
HOLTZ RUBENSTEIN & CO., LLP
Melville, New York
June 15, 1998